Joint Filer Information
Designated Filer: Alta BioPharma Management III, LLC
Issuer and Ticker Symbol: NeurogesX, Inc. ("NGSX")
STATEMENT OF CHANGES IN BENEFICIAL OWNERSHIP
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Name:                   Alta BioPharma Partners III GmbH & Co Beteiligungs
Address                 One Embarcadero  Center
                        Suite 3700
                        San Francisco, CA 94111
CIK:                    0001280265
Relationship:           10% Owner
Date:                   5/2/2007
Signature:              Alix Marduel, Director

Name:                   Alta BioPharma Partners III,L.P.
Address:                One Embarcadero Center
                        Suite 3700
                        San Francisco, CA 94111
CIK:                    0001257444
Relationship:           10% Owner
Date:                   5/2/2007
Signature:              Alix Marduel, Director

Name:                   Alta Embarcadero BioPharma Partners III,LLC
Address:                One Embarcadero Center
                        Suite 3700
                        San Francisco, CA 94111
CIK:                    0001280238
Relationship:           10% Owner
Date:                   5/2/2007
Signature:              Alix Marduel,Manager

Name:                   Champsi Farah
Address:                One Embarcadero Center
                        Suite 3700
                        San Francisco, CA 94111
CIK:                    0001198321
Relationship:           10% Owner
Date:                   5/2/2007
Signature:              Farah Champsi

Name:                   Hurwitz, Edward
Address:                One Embarcadero Center
                        Suite 3700
                        San Francisco, CA 94111
CIK:                    0001211840
Relationship:           10% Owner
Date:                   5/2/2007
Signature:              Edward Hurwitz

Name:                   Penhoet, Edward
Address:                One Embarcadero Center
                        Suite 3700
                        San Francisco, CA 94111
CIK:                    0001198332
Relationship:           10% Owner
Date:                   5/2/2007
Signature:              Edward Penhoet